UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 8, 2018

CISION LTD.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-38140	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 East Randolph Street, 7th Floor Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 866-639-5087

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Repricing Amendment to Credit Agreement

On February 8, 2018, a wholly owned subsidiary of Cision Ltd. (the “Company”), Canyon Valor Companies, Inc., the borrower, entered into an amendment (the “Repricing Amendment”) to the credit agreement with Deutsche Bank AG, New York Branch, as administrative agent and collateral agent, and a syndicate of commercial lenders from time to time party thereto dated as of June 16, 2016, as amended. As a result of the Repricing Amendment, the applicable interest rate of the (i) US dollar-denominated tranche of the term loan was reduced from LIBOR + 4.25% to LIBOR + 3.25%, (ii) Euro-denominated tranche of the term loan was reduced from EURIBOR + 4.25% to EURIBOR + 3.50%, and (iii) revolving credit facility was reduced from LIBOR + 4.00% to LIBOR + 3.25%.

The foregoing description of the Repricing Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement. A copy of the Repricing Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01	Other Items.

The Company issued a press release on February 8, 2018 announcing completion of the Repricing Amendment. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

The Company cautions you that statements included in this current report on Form 8-K that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause the Company's results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding cash interest savings resulting from the repricing and efforts to increase cash flow and drive incremental value for shareholders. The risks and uncertainties relating to the Company are contained in the reports on Forms 10-K, 10-Q and 8-K and in other filings the Company makes with the Securities and Exchange Commission from time to time. The Company's public filings with the Securities and Exchange Commission are available at www.sec.gov. The Company assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description
10.1	Repricing Amendment dated February 8, 2018.
99.1	Press release dated February 8, 2018 relating to the Repricing Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2018

CISION LTD.

By:	/s/ Jack Pearlstein
Name: Jack Pearlstein
Title: Chief Financial Officer